EXHIBIT 99.1

Berkshire Hills Bancorp and Brookline Bancorp to be Combined as Beacon Financial Corporation and Beacon Bank Upon the Closing of their Merger of Equals

BOSTON, Aug. 06, 2025 (GLOBE NEWSWIRE) -- Berkshire Hills Bancorp, Inc. (“Berkshire”) (NYSE: BHLB), the parent company of Berkshire Bank, and Brookline Bancorp, Inc. (“Brookline”) (NASDAQ: BRKL), the parent company of Brookline Bank, Bank Rhode Island, and PCSB Bank, today announced that the combined holding company that will be created through their transformative merger of equals will be named Beacon Financial Corporation and remain listed on the New York Stock Exchange under a new ticker symbol BBT. While the legal name of the combined bank will be Beacon Bank & Trust, it will be more commonly referred to as Beacon Bank. The merger is expected to be completed in the third quarter of 2025, subject to regulatory approvals and normal closing conditions.

Beacon Bank Logo

The name Beacon Bank was carefully chosen to reflect the shared vision of the combined organization. A beacon represents guidance, strength, and a promise of stability—core principles that the legacy institutions have upheld for generations. The logo design depicts a confluence of the Berkshire and Brookline names, forming a stylized and forward-looking B. The choice of navy and gold honors the respective legacy colors of each institution, updated and brightened to reflect the modern approach of the new institution. The Beacon Bank name and logo were unanimously approved by each company’s Board of Directors.

Paul A. Perrault, Chairman and CEO of Brookline Bancorp, who will serve as CEO of the combined company, commented, “Our merger of equals will create a powerful financial institution with deep local roots, a broad, complementary footprint and a strong commitment to its employees, clients, stockholders and communities. The Beacon Bank name reflects our desire to be a reliable guide in financial decision-making, helping clients reach their goals with clarity, confidence, and trust.”

David M. Brunelle, Chairperson of Berkshire Hills Bancorp, who will continue to serve as Chairperson of the Board for the combined company, added, “Our new name honors the legacy of Berkshire and Brookline while looking toward a bright and ambitious future. While the name is changing, we remain dedicated to offering trusted financial solutions and local expertise. We look forward to our new company delivering the enhanced capabilities that come from the combined institution’s scale and operational strength.”

While the new name and ticker symbol will be effective upon completion of the merger, clients will continue to be served post-closing under the Berkshire Bank, Brookline Bank, Bank Rhode Island and PCSB Bank brands operating as divisions of Beacon Bank & Trust. Over time, clients will begin to see updates such as the new name on statements, in online banking and at branches as the combined bank prepares for a full transition to the Beacon Bank brand, along with integration of banking systems in the first quarter of 2026.

Media inquiries or further information:

Berkshire Hills Bancorp, Inc.:
Media:
Gary R. Levante
Chief Communication & Sustainability Officer
413.447.1737
glevante@berkshirebank.com

Investor Relations:
Kevin Conn
Sr. Managing Director Investor Relations & Corporate Development
617.641.9206
kaconn@berkshirebank.com

Brookline Bancorp, Inc.:
Investor Relations:
Carl M. Carlson
Chief Financial and Strategy Officer
617.425.5331

Media:
Peter Roveto
SVP, Director of Marketing
617.730.3500
Peter.Roveto@BRKL.com

About Berkshire

Berkshire Hills Bancorp, Inc. (NYSE: BHLB) is the parent company of Berkshire Bank, a relationship-driven, community-focused bank that delivers industry-leading financial expertise to clients in New England and New York. With $12.0 billion in assets and 83 branches, Berkshire is headquartered in Boston and provides a full suite of tailored banking solutions through its Commercial Banking, Retail Banking, Consumer Lending, Private Banking and Wealth Management divisions. For more than 175 years, Berkshire Bank has delivered strength, stability and trusted advice to empower the financial potential of its clients and communities. Newsweek named Berkshire one of America’s Most Trusted Companies and one of America’s Best Regional Banks. To learn more about Berkshire Hills Bancorp visit ir.berkshirebank.com.

About Brookline

Brookline Bancorp, Inc., a bank holding company with $11.6 billion in assets and branch locations in Massachusetts, Rhode Island, and the Lower Hudson Valley of New York State, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island, and PCSB Bank. Brookline provides commercial and retail banking services, cash management and investment services to customers throughout Central New England and the Lower Hudson Valley of New York State. More information about Brookline Bancorp, Inc. and its subsidiary banks can be found at the following websites: www.brooklinebank.com, www.bankri.com and www.pcsb.com.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Berkshire and Brookline.

Words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," "could," "may," "should," "will" or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Berkshire’s and Brookline's current expectations and assumptions regarding Berkshire's and Brookline's businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Any number of risks, uncertainties, or other factors could affect Berkshire's or Brookline's future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive agreement and plan of merger between Berkshire and Brookline; the outcome of any legal proceedings that may be instituted against Berkshire or Brookline; delays in completing the proposed transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), or to satisfy any of the other conditions to the proposed transaction on a timely basis or at all, including the ability of Berkshire and Brookline to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Berkshire and Brookline do business; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the possibility that revenues following the proposed transaction may be lower than expected; the impact of certain restrictions during the pendency of the proposed transaction on the parties' ability to pursue certain business opportunities and strategic transactions; diversion of management's attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; the ability to complete the proposed transaction and integration of Berkshire and Brookline successfully; the dilution caused by Berkshire's issuance of additional shares of its capital stock in connection with the proposed transaction; and the potential impact of general economic, political or market factors on the companies or the proposed transaction and other factors that may affect future results of Berkshire or Brookline. The foregoing list of factors is not exhaustive. Except to the extent required by applicable law or regulation, each of Berkshire and Brookline disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Berkshire, Brookline and factors which could affect the forward-looking statements contained herein can be found in Berkshire's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, its Quarterly Report on Form 10-Q for the period ended March 31, 2025 and its other filings with the SEC, and in Brookline’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, its Quarterly Report on Form 10-Q for the period ended March 31, 2025, and its other filings with the SEC. SEC filings are available free of charge on the SEC's website at www.sec.gov. Annualized, pro forma, projected, and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results.

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/f7b3d60c-9b7d-4efb-80f9-ca2a4eee0cf8